Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ORAMED PHARMACEUTICALS INC. IF PUBLICLY DISCLOSED. OMISSIONS ARE DENOTED IN BRACKETS THROUGHOUT THIS EXHIBIT.

Integrium, LLC.	Confidential

Amendment #2 to Clinical Research Organization Services Agreement

Protocol # ORA-D-015

between Oramed, Inc. and Integrium, LLC

BASIC PROVISIONS

Study Title: (the “Study”): “A Placebo-controlled, Multi-center, Randomized, Phase 2b Study to Evaluate the Efficacy and Safety of ORMD-0801 in Type 2 Diabetes Mellitus Patients with Inadequate Glycemic Control on Oral Therapy”

Protocol: # (the “Protocol”): ORA-D-015, Amendment #3 dated April 4, 2019

Purpose of Amendment: Revision to payment schedule based on actuals invoiced and paid to date as well as revision to future payments based on the Amendment #1 revised contract values. This is essentially an administrative amendment and total contract value is unchanged.

Projected Time Period of the Services: Effective from November 1, 2017 to May 15, 2020.

Revised Study Budget/Payment Schedule:

(a) Revised Budget: Attached Exhibit 3

	Original Contract	Amendment #1	Revised Total
Service Fees	$[+]	$[+]	$[+]
Grants/Site Expenses	$[+]	$[+]	$[+]
Pass-through Expenses	$[+]	$[+]	$[+]
Total Cost	$[+]	$[+]	$[+]

(b) Revised Payment Schedule/Advanced Payments: Payments will be made based on the revised payment schedule, Exhibit 4. All previous payments made by Oramed under the Contract Research Organization Services Agreement will be credited and reconciled with the value of this Amendment #2.

All other provisions of the Clinical Research Organization Services Agreement shall remain unchanged and in effect.

Amendment #2 to Oramed Clinial Research Organization Services Agreement

Protocol # ORA-D-015

Integrium, LLC.	Confidential

This Amendment #2 (“Second Amendment”) to the Contract Research Organization Agreement (the “Agreement”) made this 14th day of May, 2019, by and between Oramed Ltd. (“Sponsor”), an Israeli company, with principal offices located at Hi-Tech Park 2/4 Givat-Ram, P.O. Box 39098, Jerusalem, 91390, Israel (“Sponsor”), and Integrium, LLC., a California limited liability company with its principal place of business located at 14351 Myford Road, Suite A, Tustin, CA 92780 (“Integrium”).

WHEREAS, the Agreement by and between Sponsor and Integrium was effective on November 1, 2017; and

WHEREAS, Amendment #1 to the Agreement was effective on April 18, 2019; and

WHEREAS, the parties now enter into this Second Amendment (an “Administrative Amendment”) to the Agreement for the purposes of amending the payment schedule to reflect actual payments received and paid by Oramed as indicated on page one of this Second Amendment; and

NOW, THEREFORE, for good and valuable consideration contained herein, the exchange, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Compensation and Payment

For its performance of the services under this Agreement, Integrium shall receive compensation as set forth in the Payment Schedule included, Exhibit “1”. All invoices shall be paid within thirty (30) days of invoice date. Integrium shall not be responsible for any Study timeline delays, due to lack of payment or late payment from Sponsor.

2. Representations and Warranties of Integrium

Integrium represents and warrants to Sponsor that all of the representations and warranties made by Integrium in the Agreement are true and correct on the date of this Amendment #2 to the Agreement as if made on the date of this Amendment #2.

(Remainder of Page Intentionally Left Blank)

Amendment #2 to Oramed Clinial Research Organization Services Agreement

Protocol # ORA-D-015

Integrium, LLC.	Confidential

IN WITNESS THEREOF, this Service Order has been executed by the parties hereto through their duly authorized officers as of the date set forth above.

For and on behalf of	For and on behalf of
Integrium, LLC	Oramed Ltd.

/s/ Jessica Coutu	/s/ Nadav Kidron	/s/ Miriam Kidron
By: Jessica Coutu	By: Nadav Kidron	Miriam Kidron
Title: Senior V.P., Clinical Operations	Title: CEO	CSO
Date: May 20, 2019	Date: May 20, 2019

Amendment #2 to Oramed Clinial Research Organization Services Agreement

Protocol # ORA-D-015

Integrium, LLC.	Confidential

Exhibit 1

Study Payment Schedule

Payment Schedule

Monthly Management Fees	Month	$ Amount	Verification of Milestone Completion/Deliverables
Project Management Fees	November 2017	$[+]	Paid
Project Management Fees	December 2017	$[+]	Paid
Project Management Fees	January 2018	$[+]	Paid
Project Management Fees	February 2018	$[+]	Paid
Project Management Fees	March 2018	$[+]	Paid
Project Management Fees	April 2018	$[+]	Paid
Project Management Fees	May 2018	$[+]	Paid
Project Management Fees	June 2018	$[+]	Paid
Project Management Fees	July 2018	$[+]	Paid
Project Management Fees	August 2018	$[+]	Paid
Project Management Fees	September 2018	$[+]	Paid
Project Management Fees	October 2018	$[+]	Paid
Project Management Fees	November 2018	$[+]	Paid
Project Management Fees	December 2018	$[+]	Paid
Project Management Fees	January 2019	$[+]	Paid
Project Management Fees	February 2019	$[+]	Paid
Project Management Fees	March 2019	$[+]	Paid
Project Management Fees	April 2019	$[+]	Pending
Project Management Fees	May 2019	$[+]	Invoiced Monthly
Project Management Fees	June 2019	$[+]	Invoiced Monthly
Project Management Fees	July 2019	$[+]	Invoiced Monthly
Project Management Fees	August 2019	$[+]	Invoiced Monthly
Project Management Fees	September 2019	$[+]	Invoiced Monthly
Project Management Fees	October 2019	$[+]	Invoiced Monthly
Project Management Fees	November 2019	$[+]	Invoiced Monthly
Project Management Fees	December 2019	$[+]	Invoiced Monthly
Project Management Fees	January 2020	$[+]	Invoiced Monthly
Project Management Fees	February 2020	$[+]	Invoiced Monthly
Project Management Fees	March 2020	$[+]	Invoiced Monthly
Project Management Fees	April 2020	$[+]	Invoiced Monthly
Project Management Fees	May 2020	$[+]	Invoiced Monthly
Total Monthly Management Fees:		$[+]

Integrium, LLC.	Confidential

Monthly Service Fees	Date	% Total Service Budget	% Milestone Service Budget	$ Amount	Verification of Milestone Completion/Deliverables
Contract Execution	12/1/2017	[+]%	[+]%	$[+]	Paid
Cohort A: 1st Subject Entered	4/20/2018	[+]%	[+]%	$[+]	Paid
Cohort A: 25% Subjects Randomized	6/4/2018	[+]%	[+]%	$[+]	Paid
Cohort A: 50% Subjects Randomized	7/19/2018	[+]%	[+]%	$[+]	Paid
Cohort A: 75% Subjects Randomized	9/2/2018	[+]%	[+]%	$[+]	Paid
Cohort A: 100% Subjects Randomized	3/29/2019	[+]%	[+]%	$[+]	Paid
Cohort A: 1st Subject Last Visit	8/22/2018	[+]%	[+]%	$[+]	Paid
Cohort A: 25% Subjects Last Visit	10/15/2018	[+]%	[+]%	$[+]	Paid
Cohort A: 50% Subjects Last Visit	11/29/2018	[+]%	[+]%	$[+]	Paid
Cohort A: 75% Subjects Last Visit	1/13/2019	[+]%	[+]%	$[+]	paid
Execution of Amendment 1	4/18/2019	[+]%	[+]%	$[+]	Upon execution of Amendment #1
Cohort A: 100% Subjects Last Visit	8/9/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort A: Database Lock	2/18/2020	[+]%	[+]%	$[+]	Database Lock
Cohort A: Draft Final TLGs	3/10/2020	[+]%	[+]%	$[+]	Draft Final TLGs
Cohort B: 1st Subject Entered	5/6/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: 25% Subjects Randomized	6/3/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: 50% Subjects Randomized	7/1/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: 75% Subjects Randomized	7/29/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort A: 100% Subjects Randomized	9/10/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: 1st Subject Last Visit	9/16/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: 25% Subjects Last Visit	10/4/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: 50% Subjects Last Visit	11/1/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: 75% Subjects Last Visit	11/29/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: 100% Subjects Last Visit	12/17/2019	[+]%	[+]%	$[+]	Enrollment log
Cohort B: Database Lock	2/18/2020	[+]%	[+]%	$[+]	Database Lock
Cohort B: Draft Final TLGs	2/25/2020	[+]%	[+]%	$[+]	Draft Final TLGs
Total Milestone Based Services:		[+]%	[+]%	[+]%

Amendment #2 to Oramed Clinial Research Organization Services Agreement

Protocol # ORA-D-015

Integrium, LLC.	Confidential

Unit Based Payments: Actual Units Invoiced Monthly	% Total Services Budget	# Units	Unit Cost	$ Amount	Verification of Milestone Completion/Deliverables
SAE Management	[+]%	19	$[+]	$[+]	Invoiced monthly as occurred
Total Unit Based Services:				$[+]

Total Services:				$[+]

Pass-through expenses				$ Amount	Verification of Milestone Completion/Deliverables
Monitoring Visit Travel Expenses				$[+]	Invoiced as Actuals Monthly
Investigator Grants				$[+]	Invoiced and Paid in Advance of Payment to Vendor
Site Start-up Costs				$[+]	Invoiced and Paid in Advance of Payment to Sites
Site Advertising				$[+]	Invoiced as Actuals Monthly
Site Archiving Fees				$[+]	Invoiced as Actuals Monthly
IRB Fees				$[+]	Invoiced as Actuals Monthly
Meeting Planner				$[+]	Invoiced and Paid in Advance of Payment to Vendor
Central Lab Vendor				$[+]	Invoiced and Paid in Advance of Payment to Vendor
IWRS Vendor				$[+]	Invoiced and Paid in Advance of Payment to Vendor
EDC Platform Usage Fees				$[+]	Invoiced as Actuals Monthly
Copying/Printing/Supplies				$[+]	Invoiced as Actuals Monthly
Postal & Shipping Fees				$[+]	Invoiced as Actuals Monthly
Sponsor/Internal - Teleconference System				$[+]	Invoiced as Actuals Monthly
Total Pass-through Budget:				$[+]

Grand Total Budget:				$[+]

Amendment #2 to Oramed Clinial Research Organization Services Agreement

Protocol # ORA-D-015